                                                                   Exhibit 10.10


                             OFFICE BUILDING LEASE



                                    BETWEEN

                           ANDERSON SOFT TEACH INC.

                                      AND

                          GENERAL DEVELOPMENT COMPANY

                                     DATED

                               FEBRUARY 17, 1995

                               TABLE OF CONTENTS

1.  PARTIES...........................................................4
2.  PREMISES..........................................................4
3.  TERM..............................................................4
4.  POSSESSION........................................................4
5.  RENT..............................................................4
6.  SECURITY DEPOSIT..................................................4
7.  OPERATING EXPENSE ADJUSTMENTS.....................................5
8.  USE...............................................................6
9.  COMPLIANCE WITH THE LAW...........................................6
10. ALTERATIONS AND ADDITIONS.........................................6
11. REPAIRS...........................................................7
12. LIENS.............................................................7
13. ASSIGNMENT AND SUBLETTING.........................................7
14. HOLD HARMLESS.....................................................8
15. SUBROGATION.......................................................8
16. LIABILITY INSURANCE...............................................8
17. SERVICES AND UTILITIES............................................9
18. PROPERTY TAXES....................................................9
19. CONSUMER PRICE INDEX..............................................9
20. RULES AND REGULATIONS.............................................10
21. HOLDING OVER......................................................10
22. ENTRY BY LANDLORD.................................................10
23. RECONSTRUCTION....................................................10
24. DEFAULT...........................................................11
25. REMEDIES IN DEFAULT...............................................12
26. EMINENT DOMAIN....................................................12
27. ESTOPPEL CERTIFICATE..............................................12
28. PARKING...........................................................13
29. AUTHORITY OF PARTIES..............................................13
30. GENERAL PROVISIONS................................................13
     (i) Plats and Riders.............................................13
     (ii) Waiver......................................................13
     (iii) Notices....................................................13
     (iv) Joint Obligation............................................13
     (v) Marginal Headings............................................13
     (vi) Time........................................................13
     (vii) Successors and Assigns.....................................13
     (viii) Recordation...............................................13
     (ix) Quiet Possession............................................13
     (x) Late Charges.................................................14

                       (Page -2- Office Building Lease)

     (xi) Incorporation of Prior Agreements; Amendments...............14
     (xii) Credits to Tenant's Account................................14
     (xiii) Inability to Perform......................................14
     (xiv) Attorney's Fees............................................14
     (xv) Sale of Premises by Landlord................................14
     (xvi) Subordination, Attornment..................................15
     (xvii) Name......................................................15
     (xviii) Separability.............................................15
     (xix) Cumulative Remedies........................................15
     (xx) Choice of Law...............................................15
     (xxi) Signs and Auctions.........................................15
     (xxii) Additional Rent...........................................15
     (xxiii) Jury Trial Waiver........................................15
31. BROKERS...........................................................15
32. RENTAL AGREEMENT..................................................15
33. PAYMENTS DUE UPON POSSESSION......................................16
34. ACCOUNTABILITY FOR SECURITY DEPOSIT...............................16
35. HAZARDOUS WASTE...................................................16
36. TENANT IMPROVEMENTS...............................................16
37. RENT SCHEDULE.....................................................16
38. RIGHT OF FIRST NOTICE.............................................17
39. OPTION TO EXTEND..................................................17
40. SIGNAGE...........................................................17
41. HEATING, VENTILATING, AIR CONDITIONING HOURS OF
OPERATION AND AFTER HOURS USE.........................................17
RULES & REGULATIONS...................................................19

                       (Page -3- Office Building Lease)

                             OFFICE BUILDING LEASE

1.    PARTIES.  The Lease, dated, for reference purposes only, February 17, 1995
                                                               -----------------
is made by and between VASONA DEVELOPMENT COMPANY, a California Limited
                       ------------------------------------------------
Partnership (herein called "Landlord") and ANDERSON SOFT TEACH, INC., a
-----------                                ----------------------------
California Corporation (herein called "Tenant").
----------------------

2. PREMISES. Landlord does hereby lease to Tenant and Tenant hereby leases from Landlord that certain office space (herein called "Premises") indicated on Exhibit "A" attached hereto and hereby referenced thereto and made a part hereof, said Premises being agreed, for the purpose of this Lease, to have an area of approximately 15,515 gross square feet and being situated at that
                      ------
certain Building known as 983 University Avenue, Building B, Los Gatos,
                          ---------------------------------------------
California  95030.
------------------

      Said Lease is subject to the terms, covenants and conditions herein set forth and the Tenant covenants as a material part of the consideration for this Lease to keep and perform each and all of said terms, covenants and conditions by it to be kept and performed and that this Lease is made upon the condition of said performance.

3.    TERM.  The term of this Lease shall be for five (5) years two (2) months
                                                 -----------------------------
and 17 days commencing on the 15th. day of May, 1995, and ending on the 31st.
-----------                   ----------------------                    -----
day of July, 2000.
------------------

4.    POSSESSION.

      4.a. If the Landlord, for any reason whatsoever, cannot deliver possession of the said Premises to the Tenant at the commencement of the term hereof, this Lease shall not be void or voidable, nor shall Landlord be liable to Tenant for any loss or damage resulting therefrom, nor shall the expiration date of the above term be in any way extended, but in that event, all rent shall be abated during the period between the commencement of said term and the time when Landlord delivers possession.

      4.b. If the Landlord for any reason shall permit Tenant to occupy the Premises prior to the commencement date of the term, such occupancy shall be subject to all the provisions of this Lease. Said early possession shall not advance the termination date hereinabove provided.

5. RENT. Tenant agrees to pay to Landlord as rental, without prior notice or demand, for the Premises the sum of : SEE PARAGRAPH 37. RENT SCHEDULE, on or
                                       --------------------------------
before the first day of the first full calendar month of the term hereof and a like sum on or before the first day of each and every successive calendar month thereafter during the term hereof. Rent for any period during the term hereof which is for less than one (1) month shall be a prorated portion of the monthly installment herein, based upon a thirty (30) day month. Said rental shall be paid to Landlord, without deduction or offset in lawful money of the United States of America, which shall be legal tender at the time of payment at 985 University Avenue, Suite 12, Los Gatos, CA, or to such other person or at such other place as Landlord may from time to time designate in writing.

6. SECURITY DEPOSIT. Tenant will deposit with Landlord upon taking possession of the premises the sum of twenty five thousand seventy-two dollars
                                      ----------------------------------------
and 24/100 ($25,072.24).  Said sum shall be held by Landlord as security for the
-----------------------
faithful performance by Tenant of all the terms, covenants, and conditions of this Lease to be kept and performed by Tenant during term hereof. If Tenant defaults with respect to any provision of this Lease, including, but not limited to the provisions relating to the payment of rent, Landlord may (but shall not be required to) use, apply or retain all or any part of this security deposit for the payment of any rent or any other sum in default, or for the payment of any amount which Landlord may spend or become obligated to spend by reason of Tenant's default, or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's default. If any portion of said deposit is so used or applied, Tenant shall within five (5) days after written demand therefor, deposit cash with Landlord in an amount sufficient to restore the security deposit


                       (Page -4- Office Building Lease)
to its original amount and Tenant's failure to do so shall be a material breach of this Lease. Landlord shall not be required to keep this security deposit separate from its general funds, and Tenant shall not be entitled to interest on such deposit. If Tenant shall fully and faithfully perform every provision of this Lease to be performed by it, the security deposit or any balance thereof shall be returned to Tenant (or, at Landlord's option, to the last assignee of Tenant's interest hereunder) at the expiration of the Lease term. In the event of termination of Landlord's interest in this Lease, Landlord shall transfer said deposit to Landlord's successor in interest. Tenant understands and agrees that the security deposit is not prepaid rent and, specifically, that such security deposit may not be applied by Tenant as rent for the last month of the term of this Lease.

7. OPERATING EXPENSE ADJUSTMENTS. For the purposes of this Article, the following terms are defined as follows:

  Base Year:  The calendar year in which this lease term commences (provided,
  ---------
  however, that the Base Year shall in no event be earlier than the first full calendar year following the date of initial occupancy by the first occupant of said Building).

  Comparison Year:  Each calendar year of the term after the Base Year.
  ---------------

  Direct Expenses:  All direct costs of operation and maintenance, as determined
  ---------------
  by standard accounting practices, and shall include the following costs by way of illustration, but not be limited to: real property taxes and assessments; rent taxes, gross receipt taxes (whether assessed against the Landlord or assessed against the Tenant and collected by the Landlord, or both); water and sewer charges; insurance premiums; utilities; janitorial services; labor; costs incurred in the management of the Building, if any; air-conditioning & heating; elevator maintenance; supplies; materials; equipment; and tools; including maintenance, costs, and upkeep of all parking and common areas; expenses incurred in an amount necessary to amortize the cost of improvements installed to reduce direct expenses; fire detection systems including sprinkler system maintenance and repair; security systems. ("Direct Expenses" shall not include depreciation on the Building of which the Premises are a part or equipment therein, loan payments, executive salaries or real estate brokers' commissions.)

      If the Direct Expenses paid or incurred by the Landlord for the Comparison Year on account of the operation or maintenance of the Building of which the Premises are a part are in excess of the Direct Expenses paid or incurred for the Base Year, then the Tenant shall pay 24.3% of the increase. This
                                           -----
  percentage is that portion of the total rentable area of the Building occupied by the Tenant hereunder. Landlord shall endeavor to give to Tenant on or before the first day of March of each year following the respective Comparison Year a statement of the increase in rent payable by Tenant hereunder, but failure by Landlord to give such statement by said date shall not constitute a waiver by Landlord of its right to require an increase in rent. Upon receipt of the statement for the first Comparison Year, Tenant shall pay in full the total amount of the increase due for the first Comparison Year which commences twelve (12) months from the lease commencement date, and in addition for the then current year, the amount of any such increase shall be used as an estimate for said current year and this amount shall be divided into twelve
  (12) equal monthly installments and Tenant shall pay to Landlord, concurrently with the regular monthly rent payment next due following the receipt of such statement, an amount equal to one (1) monthly installment multiplied by the number of months from January in the calendar year in which said statement is submitted to the month of such payment, both months inclusive. Subsequent installments shall be payable concurrently with the regular monthly rent payments for the balance of that calendar year and shall continue until the next Comparison Year's statement is rendered. If the next or any succeeding Comparison Year results in a greater increase in Direct Expenses, then upon receipt of a statement from Landlord, Tenant shall pay a lump sum equal to such total increase in Direct Expenses over the Base Year, less the total of the monthly installments of estimated increases paid in the previous calendar year for which comparison is then being made to the Base Year; and the estimated monthly installments to be paid for the next year, following said Comparison Year, shall be adjusted to reflect such increase. If in any Comparison Year the Tenant's share of



                       (Page -5- Office Building Lease)

  Direct Expenses be less than the preceding year, then upon receipt of Landlord's statement, any overpayment made by Tenant on the month installment basis provided above shall be credited towards the next monthly rent falling due and the estimated monthly installments of Direct Expenses to be paid shall be adjusted to reflect such lower Direct Expenses for the most recent Comparison Year.

      Even though the term has expired and Tenant has vacated the Premises, when the final determination is made of Tenant's share of Direct Expenses for the year in which this Lease terminates, Tenant shall immediately pay any increase due over the estimated expenses paid and conversely any overpayment made in the event said expenses decrease shall be immediately rebated by Landlord to Tenant.

      Notwithstanding anything contained in this Article, the rental payable by Tenant shall in no event be less than the rent specified in Article 5 hereinabove.

8.    USE.    Tenant shall use the Premises for general office purposes and shipping and receiving with "inside" delivery, and shall not use or permit the Premises to be used for any other purpose without the prior written consent of the Landlord.

      Tenant shall not do or permit anything to be done in or about the Premises nor bring or keep anything therein which will in any way increase the existing rate of or affect any fire or other insurance upon the Building or any of its contents, or cause cancellation of any insurance policy covering said Building or any part thereof or any of its contents. Tenant shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of other tenants or occupants of the Building or injure or annoy them or use or allow the Premises to be used for any improper, immoral, unlawful or objectionable purpose, nor shall Tenant cause, maintain or permit any nuisance in, on or about the Premises. Tenant shall not commit or suffer to be committed any waste in or upon the Premises.

9. COMPLIANCE WITH THE LAW. Tenant shall not use the Premises or permit anything to be done in or about the premises which will in any way conflict with any law, statute, ordinance or governmental rule or regulation now in force or which may hereafter be enacted or promulgated. Tenant shall, at its sole cost and expense, promptly comply with all laws, statutes, ordinances and governmental rules, regulations or requirements now in force or which may hereafter be in force, and with the requirements of any board of fire insurance underwriters or other similar bodies now or hereafter constituted, relating to, or affecting the condition, use or occupancy of the Premises, excluding structural changes not related to or affected by Tenant's improvements or acts. The judgment of any court of competent jurisdiction or the admission of Tenant in any action against Tenant, whether Landlord be a part thereto or not, that Tenant has violated any law, statute, ordinance or governmental rule, regulation or requirement, shall be conclusive of that fact as between the Landlord and Tenant.

10. ALTERATIONS AND ADDITIONS. Tenant shall not make or suffer to be made any alterations, additions or improvements to or of the Premises or any part thereof without the written consent of Landlord first had and obtained and any alterations, additions or improvements to or of said Premises, including, but not limited to, wall covering, paneling and built-in cabinet work, but excepting movable furniture and trade fixtures, shall on the expiration of the term become a part of the realty and belong to the Landlord and shall be surrendered with the Premises. In the event Landlord consents to making of an alterations, additions or improvements to the Premises by Tenant, the same shall be made by Tenant at Tenant's sole cost and expense, and any contractor or person selected by Tenant to make the same must first be approved of in writing by the Landlord. Upon the expiration or sooner termination of the term hereof, Tenant shall, upon written demand by Landlord, given at least thirty (30) days prior to the end of the term, at Tenant's sole cost and expense, forthwith and with all due diligence remove any alterations, additions, or improvements made by Tenant, designated by Landlord to be removed, and Tenant shall, forthwith and with all due diligence at its sole cost and expense, repair any damage to the Premises caused by such removal.


11.   REPAIRS.
                       (Page -6- Office Building Lease)

      11.a. By taking possession of the Premises, Tenant shall be deemed to have accepted the Premises as being in good, sanitary order, condition and repair. Tenant shall, at Tenant's sole cost and expense, keep the Premises and every part thereof in good condition and repair, damage thereto from causes beyond the reasonable control of Tenant and ordinary wear and tear excepted. Tenant shall upon the expiration or sooner termination of this Lease hereof surrender the Premises to the Landlord in good condition, ordinary wear and tear and damage from causes beyond the reasonable control of Tenant excepted. Except as specifically provided in an addendum, if any, to this Lease, Landlord shall have no obligation whatsoever to alter, remodel, improve, repair, decorate or paint the Premises or any part thereof and the parties hereto affirm that Landlord has made no representations to Tenant respecting the condition of the Premises or the Building except as specifically herein set forth.

      11.b. Notwithstanding the provisions of Article 11.a. hereinabove, Landlord shall repair and maintain the structural portions of the Building, including the basic plumbing, air conditioning, heating, and electrical systems, installed or furnished by Landlord, unless such maintenance and repairs are caused in part or in whole by the act, neglect, fault or omission of any duty by the Tenant, its agents, servants, employees or invitees, in which case Tenant shall pay to Landlord the reasonable cost of such maintenance and repairs. Landlord shall not be liable for any failure to make any such repairs or to perform any maintenance unless such failure shall persist for an unreasonable time after written notice of the need of such repairs or maintenance is given to Landlord by Tenant. Except as provided in Article 23 hereof, there shall be no abatement of rent and no liability of Landlord by reason of any injury to or interference with Tenant's business arising from the making of any repairs, alterations or improvements in or to any portion of the Building or the Premises or in or to fixtures, appurtenances and equipment therein. Tenant waives the right to make repairs at Landlord's expense under any law, statute or ordinance now or hereafter in effect.

12. LIENS. Tenant shall keep the Premises and the property in which the Premises are situated free from any liens arising out of any work performed, materials furnished or obligations incurred by Tenant. Landlord may require, at Landlord's sole option, that Tenant shall provide to Landlord, at Tenant's sole cost and expense, a lien and completion bond in an amount equal to one and one-half (1-1/2) times any and all estimated cost of any improvements, additions, or alterations in the Premises, to insure Landlord against any liability for mechanics' and material men's liens and to insure completion of the work.

13.   ASSIGNMENT AND SUBLETTING.

      13.a.  Landlord's Consent Required.  Tenant shall not assign, transfer,
             ---------------------------
mortgage, pledge, hypothecate or encumber this Lease or any interest therein, and shall not sublet the Premises or any part thereof, without the prior written consent of Landlord and any attempt to do so without such consent being first had and obtained shall be wholly void and shall constitute a breach of this Lease.

      13.b.  Reasonable Consent. If Tenant complies with the following
             ------------------
condition, Landlord shall not unreasonably withhold its consent to the subletting of the Premises or any portion thereof. Tenant shall submit in writing to Landlord: (a) the name and legal composition of the proposed subtenant; (b) the nature of the proposed subtenant's business to be carried on in the Premises; (c) the terms and provision of the proposed sublease; (d) such reasonable financial information as Landlord may request concerning the proposed subtenant.

      13.c.  Excess Rental.  As part of the consideration for Landlord's
             -------------
consent, Landlord shall have the right to require the Tenant to pay to Landlord, as additional rental hereunder, any rentals to be paid by such sublessee or assignee in excess of the rental paid to Landlord hereunder (herein called "excess rental").

      13.d.  No Release of Tenant.  No consent by Landlord to any assignment or
             --------------------
subletting by Tenant shall relieve Tenant of any obligation to be performed by the Tenant under this Lease, whether occurring before or after such Landlord's express written consent to any other assignment or subletting. The acceptance of rent by Landlord from any other person shall not be deemed to transfer.


                       (Page -7- Office Building Lease)

14. HOLD HARMLESS. Tenant shall indemnify and hold harmless Landlord against and from any and all claims arising from Tenant's use of the Premises for the conduct of its business or from any activity, work, or other thing done, permitted or suffered by the Tenant in or about the Building, and shall further indemnify and hold harmless Landlord against and from any and all claims arising from any breach or default in the performance of any obligation on Tenant's part to be performed under the terms of this Lease, or arising from any act or negligence of the Tenant, or any officer, agent, employee, guest, or invitee of Tenant, and from all and against all cost, attorney's fees, expenses and liabilities incurred in or about an such claim or any action or proceeding brought thereon, and in any case, action or proceeding be brought against Landlord by reason of any such claim, Tenant upon notice from Landlord shall defend the same at Tenant's expense by counsel reasonably satisfactory to Landlord. Tenant as a material part of the consideration to Landlord hereby assumes all risk of damage to property or injury to persons, in, upon or about the Premises, from any cause other than landlord's negligence, and Tenant hereby waives all claims in respect thereof against Landlord.

      Landlord or its agents shall not be liable for any damage to property entrusted to employees of the Building, nor for loss or damage to any property by theft or otherwise, nor for any injury to or damage to persons or property resulting from fire, explosion, falling plaster, steam gas, electricity, water or rain which may leak from any part of the Building or from the pipes, appliances or plumbing works therein or from the roof, street or subsurface or from any other place resulting from dampness or any other cause whatsoever, unless caused by or due to the negligence of Landlord, its agents, servants, or employees. Landlord or its agents shall not be liable for interference with the light or other incorporeal hereditaments, loss of business by Tenant, nor shall Landlord be liable for any latent defect in the Premises or in the Building. Tenant shall give prompt notice to Landlord in case of fire or accidents in the Premises or in the Building or of defects therein or in the fixtures or equipment.

15. SUBROGATION. As long as their respective insurers so permit, Landlord and Tenant hereby mutually waive their respective rights of recovery against each other for any loss insured by fire, extended coverage and other property insurance policies existing for the benefit of the respective parties. Each party shall obtain any special endorsements, if required by their insurer to evidence compliance with the aforementioned waiver.

16. LIABILITY INSURANCE. Tenant shall, at Tenant's expense, obtain and keep in force during the term of this Lease a policy of comprehensive public liability insurance insuring Landlord and Tenant against any liability arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto. Minimum limits of liability shall not be less than $1,000,000 each occurrence. The limit of said insurance shall not, however, limit the liability of the Tenant hereunder. Tenant may carry said insurance under a blanket policy, providing, however, said insurance by Tenant shall have a Landlord's protective liability endorsement attached thereto. If Tenant shall fail to procure and maintain said insurance, Landlord may, but shall not be required to, procure and maintain same, but at the expense of Tenant. Insurance required hereunder, shall be in companies rated A+, AAA or better in "Best's Insurance Guide." Tenant shall deliver to Landlord prior to occupancy of the Premises copies of policies of liability insurance required herein or certificates evidencing the existence and amounts of such insurance with loss payable clauses satisfactory to Landlord. No policy shall be cancelable or subject to reduction of coverage except after ten (10) days' prior written notice to Landlord.

17. SERVICES AND UTILITIES. Provided that Tenant is not in default hereunder, Landlord agrees to furnish to the Premises during reasonable hours of generally recognized business days, to be determined by Landlord at his sole discretion, and subject to the rules and regulations of the Building of which the Premises are a part, gas, electricity for normal lighting and fractional horsepower office machines, heat and air conditioning required in Landlord's judgment for the comfortable use and occupation



                       (Page -8- Office Building Lease)
of the Premises, and janitorial service. Landlord shall also maintain and keep lighted the common stairs, common entries and toilet rooms in the Building of which the Premises are a part. Landlord shall not be liable for, and Tenant shall not be entitled to, any reduction of rental by reason of Landlord's failure to furnish any of the foregoing when such failure is caused by accident, breakage, repairs, strikes, lockouts or other labor disturbances or labor disputes of any character, or by any other cause, similar or dissimilar, beyond the reasonable control of Landlord. Landlord shall not be liable under any circumstances for a loss of or injury to property, however occurring, through or in connection with or incidental to failure to furnish any of the foregoing. Wherever heat generating machines or equipment are used in the Premises which affect the temperature otherwise maintained by the air conditioning system Landlord reserves the right to install supplementary air conditioning units in the Premises and the cost thereof, including the cost of installation, and the cost of operation and maintenance thereof shall be paid by Tenant to Landlord upon demand by Landlord.

      Tenant will not, without written consent of Landlord, use any apparatus or device in the Premises, including, but without limitation thereto, electronic data processing machines, punch card machines, and machines using in excess of 120 volts, which will in any way increase the amount of electricity usually furnished or supplied for the use of the Premises as general office space; nor connect with electric current except through existing electrical outlets in the Premises, any apparatus or device, for the purpose of using electric current.
If Tenant shall require water or electric current in excess of that usually furnished or supplied for the use of the Premises as general office space, Tenant shall first procure the written consent of Landlord, which Landlord may refuse, to the use thereof and Landlord may cause a water meter or electrical current meter to be installed in Premises, so as to measure the amount of water and electric current consumed for any such use. The cost of any such meters and of installation, maintenance and repair thereof shall be paid for by the Tenant and Tenant agrees to pay to Landlord promptly upon demand therefor by Landlord for all such water and electric current consumed as shown by said meters, at the rates charged for such services by the local public utility furnishing the same, plus, any additional. expense insured in keeping account of the water and electric current will be established by an estimate made by a utility company or electrical engineer.

18. PROPERTY TAXES. Tenant shall pay, or cause to be paid, before delinquency, any and all taxes levied or assessed and which become payable during the term hereof upon all Tenant's leasehold improvements, equipment, furniture, fixtures and personal property located in the Premises; except that which has been paid for by Landlord, and is the standard of the Building. In the event any or all of the Tenant's leasehold improvements, equipment, furniture, fixtures and personal property shall be assessed and taxed with the Building, Tenant shall pay to Landlord its share of such taxes within ten (10) days after delivery to Tenant by Landlord of a statement in writing setting forth the amount of such taxes applicable to Tenant's property.

19.   CONSUMER PRICE INDEX.

      19.a. The net rent shall be adjusted upward only as of the first day of the month of every lease year (the adjustment date) beginning in the year 19_____ according to the following computation.

      19.b. The base figure for computing the adjustment is the index figure for the month of ____________________________, 19_____ (the index date) as shown in the Consumer Price Index (CPI) For All Urban Consumers, to be published by the United States Department of Labor, Bureau of Labor Statistics, for the San Francisco-Oakland Metropolitan Area, State of California. If the Bureau of labor Statistics shall fail to publish the Index throughout the term hereof but shall publish a comparable index in place of the index, or if any other agency of the United States publishes a comparable index, then the parties shall use such comparable index to calculate the adjustment in rent.

      19.c. The index for the adjustment date shall be computed as a percentage of the base figure. For example, assuming the base figure on the index date is 110 and the index figure on the adjustment date is 121, the percentage to be applied is 121/110=100


                       (Page -9- Office Building Lease)
percent. That percentage shall be applied to the initial net rent for the period beginning on the adjustment date and continuing until the next adjustment date.

      19.d.  The index for the adjustment date shall be the one reported in the
U. S. Department of Labor's most comprehensive official index then in use and most nearly answering the foregoing description of the index to be used. If it is calculated from a base different from the base period used for the base figure above, the base figure used for calculating the adjustment percentage shall first be converted under a formula supplied by the Bureau.

20. RULES AND REGULATIONS. Tenant shall faithfully observe and comply with the rules and regulations that Landlord shall from time to time promulgate. Landlord reserves the right from time to time to make all reasonable modifications to said rules. The additions and modifications to those rules shall be binding upon Tenant upon delivery of a copy of them to Tenant. Landlord shall not be responsible to Tenant for the nonperformance of any said rules by any other tenants or occupants.

21. HOLDING OVER. If Tenant remains in possession of the Premises or any part thereof after the expiration of the term hereof, with the express consent of Landlord, such occupancy shall be a tenancy from month to month at a rental in the amount of $31,030.00 per month, plus all other charges payable hereunder, and upon all the terms hereof applicable to a month to month tenancy.

22. ENTRY BY LANDLORD. Landlord reserves and shall at any and all times have the right to enter the Premises, inspect the same, supply janitorial service and any other service to be provided by Landlord to Tenant hereunder, to submit said Premises to prospective purchasers or tenants, to post notices of non-responsibility, and to alter, improve or repair the Premises and any portion of the Building of which the Premises are a part that Landlord may deem necessary or desirable, without abatement of rent and may for that purpose erect scaffolding and other necessary structures where reasonably required by the character of the work to be performed, always providing that the business of the Tenant shall not be interfered with unreasonably. Tenant hereby waives any claim for damages or for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned thereby. For each of the aforesaid purposes, Landlord shall at all times have and retain a key with which to unlock all of the doors in, upon and about the Premises, excluding Tenant's vaults, safes and files, and Landlord shall have the right to use any and all means which Landlord may deem proper to open said doors in an emergency, in order to obtain entry to the Premises without liability to Tenant except for any failure to exercise due care for Tenant's property. Any entry to the Premises obtained by Landlord by any of said means, or otherwise shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into, or detainer of, the Premises, or an eviction of Tenant from the Premises or any portion thereof.

23. RECONSTRUCTION. In the event the Premises or the Building of which the Premises are a part are damaged by a fire or other perils covered by extended coverage insurance, Landlord agrees to forthwith repair the same, and this Lease shall remain in full force and effect, except that Tenant shall be entitled to a proportionate reduction of the rent while such repairs are being made, such proportionate reduction to be based upon the extent to which the making of such repairs shall materially interfere with the business carried on by the Tenant in the Premises. If the damage is due to the fault or neglect of Tenant or its employees, there shall be no abatement of rent.

      In the event the Premises or the Building of which the Premises are a part are damaged as a result of any cause other than the perils covered by fire and extended coverage insurance, then Landlord shall forthwith repair the same, provided the extent of the destruction be less than ten percent (10%) of the then full replacement cost of the Premises or the Building of which the Premises are a part. In the event the destruction of the Premises or the Building is to an extent greater than ten percent (10%) of the full replacement cost, then Landlord shall have the option; (1) to repair or restore such damage, this Lease continuing in full force and effect, but the rent to be proportionately


                       (Page -10- Office Building Lease)
reduced as hereinabove in this Article provided; or (2) give notice to Tenant at any time within sixty (60) days after such damage terminating this Lease as of the date specified in such notice, which date shall be no less than thirty (30) and no more than sixty (60) days after the giving of such notice. In the event of giving such notice, this Lease shall expire and all interest of the Tenant in the Premises shall terminate on the date so specified in such notice and the Rent reduced by a proportionate amount, based upon the extent, if any, to which such damage materially interfered with the business carried on by the Tenant in the Premises, shall be paid up to date of said termination.

      Notwithstanding anything to the contrary contained in this Article, Landlord shall not have any obligation whatsoever to repair, reconstruct or restore the Premises when the damage resulting from any casualty covered under this Article occurs during the last twelve (12) months of the term of this Lease or any extension thereof.

      Landlord shall not be required to repair any injury or damage by fire or other cause, or make any repairs or replacements of any panels, decoration, office fixtures, railings, floor covering, partitions, or any other property installed in the Premises by Tenant.

      The Tenant shall not be entitled to any compensation or damages from Landlord for loss of the use of the whole or any part of the Premises, Tenant's personal property or any inconvenience or annoyance occasioned by such damage, repair, reconstruction, or restoration.

24.   DEFAULT.    The occurrence of any one or more of the following events
shall constitute a default and breach of this Lease by Tenant.
      24.a.  The vacating or abandonment of the Premises by Tenant.

      24.b. The failure by Tenant to make any payment of rent or late charge or any other payment required to be made by Tenant hereunder, as and when due, where such failure shall continue for a period of three (3) days after written notice thereof by Landlord to Tenant.

      24.c. The failure by Tenant to observe or perform any of the covenants, conditions or provisions of Lease to be observed or performed by the Tenant, other than described in Article 24.b. above, where such failure shall continue for a period of three (3) days after written notice thereof by Landlord to Tenant; provided, however, if the nature of Tenant's default is such that more than three (3) days are reasonably required for its cure, then Tenant shall not be deemed to be in default if Tenant commences such cure within said three (3) day period and thereafter diligently prosecutes such cure to completion.

      24.d. The making by Tenant of any general assignment of general arrangement for the benefit of creditors, or the filing by or against Tenant of a petition to have Tenant adjudged a bankrupt, or a petition or representation or arrangement under any law relating to bankruptcy (unless in the case of a petition filed against Tenant, the same is dismissed within sixty (60) days) or the appointment of a trustee or a receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where possession is not restored to Tenant within thirty (30) days, or the attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where such seizure is not discharged in thirty (30) days.

      24.e. The discovery by Landlord that any financial statement given to Landlord by Tenant, or its successor in interest or by any guarantor of Tenant's obligation hereunder, was materially false.

25. REMEDIES IN DEFAULT. In the event of any such material default or breach by Tenant, Landlord may at any time thereafter, with or without notice or demand and without limiting Landlord in the exercise of a right or remedy which Landlord may have by reason of such default or breach:

      25.a. Terminate Tenant's right to possession of the Premises by any lawful means in which case this Lease shall terminate and Tenant shall immediately surrender possession of the Premises to Landlord. In such event Landlord shall be entitled to recover from Tenant all damages incurred by Landlord by reason of Tenant's default including, but not limited to, the cost of recovering possession of the Premises, expenses


                       (Page -11- Office Building Lease)
of reletting, including necessary renovation and alteration of the Premises, reasonable attorney's fees, any real estate commission actually paid; the worth at the time of award by the court having jurisdiction thereof of the amount by which the unpaid rent for the balance of the term after the time of such award exceeds the amount of such rental loss for the same period that Tenant proves could be reasonably avoided; that portion of the leasing commission paid by Landlord and applicable to the unexpired term of this Lease. Unpaid installments of rent or other sums shall bear interest from the date due at the rate of ten percent (10%) per annum. In the event Tenant shall have abandoned the premises, Landlord shall have the option of (a) taking possession of the Premises and recovering from Tenant the amount specified in this paragraph, or (b) proceeding under the provisions of the following Article 25.b.

      25.b. Maintain Tenant's right to possession, in which case this Lease shall continue in effect whether or not Tenant shall have abandoned the Premises. In such event Landlord shall be entitled to enforce all of Landlord's rights and remedies under this Lease, including the right to recover the rent as it becomes due hereunder.

      25.c. Pursue any other remedy now or hereafter available to Landlord under the laws or judicial decision of the State in which the Premises are located.

26. EMINENT DOMAIN. If more than twenty-five percent (25%) of the Premises shall be taken or appropriated by any public or quasi-public authority under the power of eminent domain, either party hereto shall have the right, at its option, to terminate this Lease, and Landlord shall be entitled to any and all income, rent, award, or any interest therein whatsoever which may be paid or made in connection with such public or quasi-public use or purpose, and Tenant shall have no claim against Landlord for the value of any unexpired term of this Lease. If either less than or more than twenty-five percent (25%) of the Premises is taken, and neither party elects to terminate as herein provided, the rental thereafter to be paid shall be equitably reduced. If any part of the Building other than the Premises may be so taken or appropriated, Landlord shall have the right at its option to terminate this Lease and shall be entitled to the entire award as above provided.

27. ESTOPPEL CERTIFICATE. Tenant shall at any time and from time to time upon not less than ten (10) days prior written notice from Landlord execute, acknowledge and deliver to Landlord a statement in writing, (a) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease as so modified, is in full force and effect), and the date to which the rental and other charges are paid in advance, if any, and (b) acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of the Landlord hereunder, or specifying such defaults if any are claimed. Any such statement may be relied upon by any prospective purchaser or encumbrancer of all or any portion of the real property of which the Premises are a part.

28.   PARKING.    Tenant shall have the right to use in common with other
tenants or occupants of the Building the parking facilities of the Building, if any, subject to the monthly rates, rules and regulations, and any other charges of Landlord for such parking facilities which may be established or altered by Landlord at any time or from time to time during the term hereof.

29.   AUTHORITY OF PARTIES.

      29.a.  Corporate Authority.  If Tenant is a corporation, each individual
             -------------------
executing this Lease on behalf of said corporation represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of said corporation, in accordance with a duly adopted resolution of the board of directors of said corporation or in accordance with the by-laws of said corporation, and that this Lease is binding upon said corporation in accordance with its terms.

      29.b.  Limited Partnerships.  If the Landlord herein is a limited
             --------------------
partnership, it is understood and agreed that any claims by Tenant on Landlord shall be limited to the assets of the limited partnership, and furthermore, Tenant expressly waives any and all

                       (Page -12- Office Building Lease)
rights to proceed against the individual partners or the officers, directors, or shareholders of any corporate partner, except to the extent of their interest in said partnership.

30.   GENERAL PROVISIONS.

      (i)    Plats and Riders.  Clauses, plats, and riders, if any, signed by
             ----------------
the Landlord and the Tenant and endorsed on or affixed to this lease are a part hereof.

      (ii)   Waiver.  The waiver by Landlord of any term, covenant, or condition
             ------
herein contained shall not be deemed to be a waiver of such term, covenant or condition on any subsequent breach of the same or any other term, covenant or condition herein contained. The subsequent acceptance of rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant, or condition of this Lease, other than the failure of the Tenant to pay the particular rental so accepted, regardless of Landlord's knowledge of such preceding breach at the time of the acceptance of such rent.

      (iii)  Notices.  All notices and demands which may or are to be required
             -------
or permitted to be given by either party to the other hereunder shall be in writing. All notices and demands by the Landlord to the Tenant shall be sent by United States mail, postage prepaid to the Tenant at the Premises, or to such other place a Tenant may from time to time designate in a notice to the Landlord. All notices and demands by the Tenant to the Landlord shall be sent by United States mail, postage prepaid, addressed to the Landlord at the office of the Building, or to such other person or place as the Landlord may from time to time designate in a notice to the Tenant.

      (iv)   Joint Obligation.  If there be more than one Tenant, the
             ----------------
obligations hereunder imposed upon Tenants shall be joint and several.

      (v)    Marginal Headings.  The marginal headings and Article titles to the
             -----------------
Articles of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part hereof.

      (vi)   Time.  Time is of the essence of this Lease and each and all of its
             ----
provisions in which performance is a factor.

      (vii)  Successors and Assigns.  The covenants and conditions herein
             ----------------------
contained, subject to the provisions as to assignment, apply to and bind the heirs, successors, executors, administrators and assigns of the parties hereto.

      (viii) Recordation.  Neither Landlord nor Tenant shall record this Lease
             -----------
or a short form memorandum hereof without the prior written consent of the other party.

      (ix)   Quiet Possession.   Upon Tenant paying the rent reserved hereunder
             ----------------
and observing and performing all of the covenants, conditions and provisions on Tenant's part to be observed and performed hereunder, Tenant shall have quiet possession of the Premises for the entire term hereof, subject to all the provisions of this Lease.

      (x)    Late Charges.  Tenant hereby acknowledges that late payment by
             ------------
Tenant to Landlord of rent or other sums due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed upon the Landlord by terms of any mortgage or trust deed covering the Premises. Accordingly, if any installment of rent or of a sum due from Tenant shall not be received by Landlord or Landlord's designee within ten (10) days after the due date, then Tenant shall pay to Landlord a late charge equal to ten percent (10%) of such overdue amount. The parties hereby agree that such late charges represent a fair and reasonable estimate of the cost that Landlord will incur by reason of the late payment by Tenant. Acceptance of such late charges by the Landlord shall in no event constitute a waiver of Tenant's default with respect to such overdue amount, nor prevent Landlord from exercising any of the other rights and remedies granted hereunder.

      (xi)   Incorporation of Prior Agreements; Amendments.  This Lease contains
             ---------------------------------------------
all agreements of the parties with respect to any matter mentioned herein. No prior or contemporaneous agreement or understanding pertaining to any such matter shall be effective. This Lease may be modified in writing only, signed by the parties in interest at the time of the modification. Except as otherwise stated in this Lease, Lessee hereby acknowledges that neither a real estate broker nor any cooperating broker on this transaction nor the Landlord or any employee or agents or any of said persons has made any oral or written warranties or representations to Tenant relative to the condition or use


                       (Page -13- Office Building Lease)
by Tenant of the Premises or the Building and Tenant acknowledges that Tenant assumes all responsibility regarding the Occupational Safety Health Act, the legal use and adaptability of the Premises and the compliance thereof with all applicable laws and regulations in effect during the term of this Lease.

      (xii)  Credits to Tenant's Account.  Landlord shall promptly credit
             ---------------------------
Tenant's account for all payments received from Tenant. Such payments shall be first credited to those sums due under this Lease Agreement, including but not limited to, base rent, operating expenses, late charges, attorney's fees, returned check fees, which were incurred earliest in time (oldest chargeable items). Nothing in this paragraph (including Landlord's acceptance of a partial payment on account balance) shall be construed nor constitute a waiver by Landlord of any provision hereof or of any subsequent breach by Tenant of the same or other provision.

      (xiii) Inability to Perform.  This Lease and the obligations of the
             --------------------
Tenant hereunder shall not be affected or impaired because the Landlord is unable to fulfill any of its obligations hereunder or is delayed in doing so, if such inability or delay is caused by reason of strike, labor troubles, acts of God, or any other cause beyond the reasonable control of the Landlord.

      (xiv)  Attorney's Fees.  If either party or the broker(s) named herein
             ---------------
bring an action to enforce the terms hereof or declare rights hereunder, the prevailing party in such action, trial or appeal thereon shall be entitled to his reasonable attorney's fees to be paid by the losing party as fixed by the court in the same or a separate suit, and whether or not such action is pursued to decision or judgment. The provisions of this paragraph shall inure to the benefit of the broker named herein who seeks to enforce a right hereunder. The attorney's fee award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all attorney's reasonably incurred in good faith. Landlord shall be entitled to reasonable attorney's fees and all other costs and expenses incurred in the preparation and service of Notice of Default and consultations in connection therewith whether or not a legal transaction is subsequently commenced in connection with such default.

      (xv)   Sale of Premises by Landlord.  In the event of any sale of the
             ----------------------------
Building, Landlord shall be and is hereby entirely freed and relieved of all liability under any and all of its covenants and obligations contained in or derived from this Lease arising out of any act, occurrence or omission occurring after the consummation of such sale; and the purchaser, at such sale or any subsequent sale of the Premises shall be deemed, without any further agreement between the parties or their successors in interest or between the parties and any such purchaser, to have assumed and agreed to carry out any and all of the covenants and obligations of the Landlord under this Lease.

      (xvi)  Subordination, Attornment.  Upon request of the Landlord, Tenant
             -------------------------
will in writing subordinate its rights hereunder to the lien of any first mortgage, or first deed of trust to any bank, insurance company or other lending institution, now or hereafter in force against the land and Building of which the Premises are a part, and upon any building hereafter placed upon the land of which the Premises are a part, and to all advances made or hereafter to be made upon the security thereof.

      In the event any proceedings are brought for foreclosure, or in the event of the exercise of the power of sale under any mortgage or deed of trust made by Landlord covering the Premises, the Tenant shall attorn to the purchaser upon any such foreclosure or sale and recognize such purchaser as the Landlord under this Lease.

      The provisions of this Article to the contrary notwithstanding, and so long as Tenant is not in default hereunder, this Lease shall remain in full force and effect for the full term hereof.

      (xvii) Name.  Tenant shall not use the name of the Building or of the
             ----
development in which the Building is situated for any purpose other than as an address of the business to be conducted by the Tenant in the Premises.

      (xviii) Separability.  Any provision of this Lease which shall prove to be
              ------------
invalid, void or illegal shall in no way affect, impair or invalidate any other provision hereof and such other provision shall remain in full force and effect.

      (xix)  Cumulative Remedies.  No remedy or election hereunder shall be
             -------------------
deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.



                       (Page -14- Office Building Lease)

      (xx)   Choice of Law.  This Lease shall be governed by the laws of the
             -------------
State of California.

      (xxi)  Signs and Auctions.  Tenant shall not place any sign upon the
             ------------------
Premises or Building or conduct any auction thereon without Landlord's prior written consent.

      (xxii) Additional Rent.  All monetary obligations of Tenant to Landlord
             ---------------
under the terms of this Lease, including but not limited to, Tenant's share of operating expense increase and any other expenses payable by Tenant hereunder shall be deemed to be rent.

      (xxiii) Jury Trial Waiver.  Landlord and Tenant hereby waive their
              -----------------
respective right to trial by jury of any cause of action, claim, counter-claim or cross-complaint in any action, proceeding and/or hearing brought by either Landlord against Tenant or Tenant against Landlord on any matter whatsoever arising out of, or in any way connected with, this Lease, the relationship of Landlord and Tenant, Tenant's use or occupancy of the premises, or any claim of injury or damage, or the enforcement of any remedy under any law, statute, or regulation, emergency or otherwise, now or hereafter in effect.

31. BROKERS. Tenant warrants that it has had no dealing with any real estate broker or agents in connection with the negotiation of this Lease excepting only

NONE and it knows of no other real estate broker or agent who is entitled to a
----
commission in connection with this Lease.

32. RENTAL AGREEMENT. Rent to be paid by the first of the month and shall be considered late by the tenth (10th) day of the month. Check should be made payable to VASONA DEVELOPMENT COMPANY. Send payment to: General Development
           --------------------------
Company, 985 University Avenue, Suite 12, Los Gatos, CA  95030

33.   PAYMENTS DUE UPON POSSESSION.

Security Deposit                       $25,072.24
                                       ----------
Rent                                   $23,272.50
                                       ----------
Sign                                         0.00
                                       ----------
Other                                        0.00
                                       ----------
Total                                  $48,345.00
                                       ----------

34. ACCOUNTABILITY FOR SECURITY DEPOSIT. Tenant hereby agrees not to look to the mortgagee, as mortgagee, mortgagee in possession, or successor in title to the property, for accountability for any security deposit required by the Landlord hereunder, unless said sums have actually been received by said mortgagee as security for the Tenant's performance of this Lease.

35. HAZARDOUS WASTE. Tenant shall at Tenant's own cost and expense comply with all statutes, ordinances, regulations and requirements of all governmental entities, both federal and state and county or municipal, relating to the use, storage, handling, clean-up, removal and disposal of hazardous wastes or substances. The term "hazardous wastes or substances" is used in this section in its very broadest sense and includes, but is not limited to, petroleum base products, paints and solvents, lead, cyanide, DDT, printing inks, acids, pesticides, ammonium compounds, asbestos, PCB and other chemical products.

      If hazardous wastes or substances have been, or are going to be used, stored, handled or disposed of on the property, or if the property has or may have underground storage tanks, Tenant shall at Tenant's own cost and expense, obtain legal and technical advise to determine what permits and approvals have been or may be required, the estimated costs, and expense associated with the use, storage, handling, clean-up, removal or disposal of the hazardous wastes or substances. Thereupon, Tenant shall be responsible for the cost and expense of obtaining any and all required permits and approvals, and the cost and expense associated with the use, storage, handling, clean-up, removal or disposal of the hazardous wastes or substances.

      Should a hazardous waste release occur upon said property or any portion of said property in violation of any of the aforementioned statutes, ordinances, regulations or


                       (Page -15- Office Building Lease)
requirements, Tenant shall at Tenant's own expense clean-up said property and restore said property to the same condition it was prior to such release. During such clean-up and restoration, this Lease shall remain in full force and effect and the rent payable under this Lease shall not be abated in any way or to any extent.

36. TENANT IMPROVEMENTS. Landlord shall provide, at Landlord's sole expense, tenant improvements per the attached Exhibit "A" with minor changes to this plan to be mutually agreed upon by Landlord and Tenant, final finishes to be Building Standard. Landlord shall repair or replace all damaged ceiling tiles, re-paint all painted surfaces as required by Tenant, and clean carpet and interior partition glass throughout the entire premises. At such time that the use for the area designated as "A" on Exhibit "A" changes from a shipping and receiving to general office use, the Landlord will re-carpet and re-paint area "A" and convert the exterior wooden doors to glass

37.   RENT SCHEDULE.  The full service monthly rent shall be:

      Months  1 through 12   $23,272.50  $1.50/s.f.
      Months 13 through 24   $24,358.55  $1.57/s.f.
      Months 25 through 36   $25,134.30  $1.62/s.f.
      Months 37 through 48   $25,910.05  $1.67/s.f.
      Months 49 through 60   $26,685.80  $1.72/s.f.
      Through end of term    $26,685.80  $1.72/s.f.

38. RIGHT OF FIRST NOTICE. Landlord hereby grants to Tenant a Right of First Notice on the following terms and conditions:

      (a) Landlord shall give Tenant notice in writing in the event Landlord receives an offer to lease acceptable to Landlord on space within Buildings A, C, and D. Tenant shall advise Landlord within five working days of the delivery of notice of its acceptance or rejection of the space. Absence of a response from Tenant shall be deemed rejection of the space.

      (b) This First Notice is personal to Tenant and may not be assigned either together with an assignment of the Lease or separate from the Lease, except as permitted under Paragraph 13 of the Lease.

      (c) All terms and conditions, including rent, of the First Notice space shall be as agreed upon by Tenant and Landlord.

39. OPTION TO EXTEND. Provided that Tenant is not then in default hereunder, it shall have the option, by written notice to Landlord given not later than six
(6) months prior to the expiration of the lease term, to extend the term of the lease for five (5) years. The monthly rent payable during such extended term shall be at the then fair market rental rate for similar properties.

40. SIGNAGE. Landlord shall provide corporate identity signage at the front of Building B and directional signage between Building's B and C to be mutually agreed upon by Landlord and Tenant.

41. HEATING, VENTILATING, AIR CONDITIONING HOURS OF OPERATION AND AFTER HOURS USE. Landlord shall furnish heating, ventilating, and air conditioning (HVAC) from 5:00 A.M. to 7:00 P.M. Monday through Friday, holidays excepted. In the event Tenant requires HVAC use during off hours, Landlord shall provide such services billing Tenant at the rate of $25.00 per hour.

      The Parties hereto have executed this Lease at the place and on the dates specified immediately adjacent to their respective signatures.



                       (Page -16- Office Building Lease)

      If this Lease has been filled in, it has been prepared for submission to your attorney for his approval. No representation or recommendation is made by the real estate broker or its agents or employees as to the legal sufficiency, legal effect, or tax consequences of this Lease or the transactions relating thereto.

Address:  985 University Ave., S. 12      VASONA DEVELOPMENT COMPANY,
          Los Gatos, CA  95030            a California Limited Partnership



                                          By:___________________________________
                                               General Development Company,
                                               a California General Partnership,
                                               John E. Austin, General Partner

                                                                         Date

                                                        "LANDLORD"


Address:  983 University Ave.,Bldg. B,    ANDERSON SOFT TEACH, INC.,
          Los Gatos, CA  95030            a California Corporation



                                          BY:___________________________________
                                               Dave Ferguson, Vice President
                                                                         Date

                                                         "TENANT"


                       (Page -17- Office Building Lease)

                              RULES & REGULATIONS
                              -------------------

1. No sign, placard, picture, advertisement, name or notice shall be inscribed, displayed, or printed or affixed on or to any part of the outside or inside of the Building without the written consent of the Landlord first had and obtained and Landlord shall have the right to remove any such sign, placard, picture, advertisement, name or notice without notice to and at the expense of Tenant.

      All approved signs or lettering on doors shall be printed, painted, affixed or inscribed at the expense of Tenant by a person approved of by Landlord.

      Tenant shall not place anything or allow anything to be placed near the glass of any window, door, partition or wall which may appear unsightly from outside the Premises; provided, however, that Landlord may furnish and install a Building standard window covering at all exterior windows. Tenant shall not without prior written consent of Landlord cause or otherwise sunscreen any window.

2. The sidewalks, halls, passages, exits, entrances, elevators and stairways shall not be obstructed by any of the tenants or used by them for any purpose other than for ingress and egress from their respective Premises.

3. Tenant shall not alter any lock or install any new or additional locks or any bolts on any doors or windows of the Premises.

4. The toilet rooms, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever shall be thrown therein and the expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the Tenant who, or whose employees or invitees shall have caused it.

5. Tenant shall not overload the floor of the Premises or in any way deface the Premises or any part thereof.

6. No furniture, freight or equipment of any kind shall be brought in the Building without the prior notice to Landlord and all moving of the same into or out of the Building shall be done in such manner as Landlord shall designate. Landlord shall have the right to prescribe the weight, size and position of all safes and other heavy equipment brought into the Building and also the times and manner of moving the same in and out of the Building. Safes or other heavy objects shall, if considered necessary by Landlord, stand on supports of such thickness as is necessary to properly distribute the weight. Landlord will not be responsible for loss of or damage to any such safe or property from any cause and all damage done to the Building by moving or maintaining any such safe or other property shall be repaired at the expense of Tenant.

7. Tenant shall not use, keep or permit to be used or kept any foul or noxious gas or substance in the Premises, or permit or suffer the Premises to be occupied or used in a manner offensive or objectionable to the Landlord or other occupants of the Building by reason or noise, odors and/or vibrations, or interfere in any way with other tenants or those having business therein, nor shall any animals or birds be brought in or kept in or about the Premises or the Building.

8. No cooking shall be done or permitted by any Tenant on the Premises, nor shall the Premises be used for the storage of merchandise, for washing clothes, for lodging, or for any improper, objectionable or immoral purposes.



                       (Page -18- Office Building Lease)

9. Tenant shall not use or keep in the Premises of the Building any kerosene, gasoline, or inflammable or combustible fluid or material, or use any method of heating or air conditioning other than that supplied by the Landlord.

10. Landlord will direct electricians as to where and how telephone and telegraph wires are to be introduced. No boring or cutting for wires will be allowed without the consent of the Landlord. The locations of telephones, call boxes and other office equipment affixed to the Premises shall be subject to the approval of Landlord.

11. On Saturdays, Sundays, and legal holidays, and on other days between the hours of 6:00 PM and 8:00 AM the following day, access to the Building, or to the halls, corridors, elevators or stairways in the Building, or to the Premises may be refused unless the person seeking access is known to the person or employee of the Building in charge and has a pass or is properly identified.
The Landlord shall in no case be liable for damages for any error with regard to admission to or exclusion from the Building of any person. In case of invasion, mob, riot, public excitement, or other commotion, the Landlord reserves the right to prevent access to the Building during the continuance of the same by closing of the doors or otherwise, for the safety of the tenants and protection of property in the Building and the Building.

12. Landlord reserves the right to exclude or expel from the Building any person who, in the judgment of Landlord, is intoxicated or under the influence of liquor or drugs, or who shall in any manner do any act in violation of any of the rules and regulations of the Building.

13. No vending machine or machines of any description shall be installed, maintained or operated upon the Premises without the written consent of the Landlord.

14. Landlord shall have the right, exercisable without notice and without liability to Tenant, to change the name and street address of the Building of which the Premises are a part.

15. Tenant shall not disturb, solicit, or canvass any occupant of the Building and shall cooperate to prevent the same.

16. Without the written consent of Landlord, Tenant shall not use the name of the Building in connection with or in promoting or advertising the business of Tenant except as Tenant's address.

17. Landlord shall have the right to control and operate the public portions of the Building, and the public facilities, and heating and air conditioning, as well as facilities furnished for the common use of the tenants, in such manner as it deems best for the benefit of the tenants generally.

18. All entrance doors in the Premises shall be left locked when the Premises are not in use, and all doors opening to public corridors shall be kept closed except for normal ingress and egress from the Premises.

                       (Page -19- Office Building Lease)